UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 15, 2003

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229

(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed with this Form 8-K:

99.	Press Release dated April 15, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

     Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K.

     On April 15, 2003, Safeway issued a press release to report its same store sales and preliminary results from continuing operations for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.

     The foregoing information, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC. (Registrant)

Date: April 16, 2003	By:	/s/ Robert A. Gordon

	Name: Title:	Robert A. Gordon Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit
No.

99.	Press Release dated April 15, 2003, of Safeway Inc.

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